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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 4, 2003


             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

        001-06249                                        34-6513657
(Commission File Number)                    (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
         (Address of principal executive offices, including ZIP code)

                                (212) 949-1373
             (Registrant's telephone number, including area code)

                                 Not Applicable
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE


The Registrant announced that it received a favorable decision from the California Court of Appeal, Third Appellate District, in Paterno et al. v. State of California, a class action composed of numerous businesses and individuals as parties plaintiff, including the Registrant on Wednesday, November 26, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      99.1 Press Release, dated December 4, 2003, issued by First Union Real Estate Equity and Mortgage Investments.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 2003


                                    FIRST UNION REAL ESTATE EQUITY
                                    AND MORTGAGE INVESTMENTS



                                    By: /s/ Neil H. Koenig
                                        -----------------------------------
                                    Name:  Neil H. Koenig
                                    Title: Interim Chief Financial Officer
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                                  EXHIBIT LIST

Exhibit                                 Description
   No.                                  -----------
-------
99.1      Press Release, dated December 4, 2003, issued by First Union Real
          Estate Equity and Mortgage Investments.